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                                                                    EXHIBIT 10.3


                             REGISTRATION AGREEMENT


         This Registration Agreement dated as of August 10, 1999 (this "Agreement"), is made by and among (i) Cytation.com Incorporated, a New York corporation ("Parent"), (ii) ECI, Inc., a Massachusetts corporation ("ECI"),
(iii) Gerald A. Paxton ("Paxton") and Thomas J. Burgess (collectively, the "Principals"), and (iv) Thomas J. Burgess as agent for the Principals (the "Principals' Agent").

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of June 18, 1999 by and among Parent, CollegeLink.com Incorporated, a Delaware corporation and subsidiary of Parent ("Merger Sub"), ECI, the Principals and the Principals' Agent (the "Merger Agreement"), the parties thereto have agreed, subject to the terms and conditions set forth therein, to merge ECI with and into Merger Sub (the "Merger") and thereby to convert all shares of ECI common stock then outstanding into (i) shares of Common Stock, $.001 par value per share, of Parent ("Parent Common Stock") and (ii) shares of Series B Preferred Stock, $.01 par value per share, of Parent ("Parent Series B Stock");

         WHEREAS, the Principals and other ECI stockholders of record as of the effective date of the Merger (collectively, the "Shareholders") desire to have liquidity with respect to the shares of Parent Common Stock they receive in the Merger or through conversion of Parent Series B Stock; and

         WHEREAS, Parent is willing to file a registration statement in accordance herewith;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

         1. Definitions of Certain Terms. As used herein, the following terms shall have the following meanings:

         "Exchange Act": the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC issued thereunder, as they may, from time to time, be in effect.

         "Holder": any Shareholder holding Registerable Shares.

         "Registerable Shares": the shares of Parent Common Stock issued to the Shareholders pursuant to the Merger and the shares of Parent Common Stock issuable upon conversion of the Parent Series B Stock issued to the Shareholders pursuant to the Merger.
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         "SEC": the United States Securities and Exchange Commission, or any
         governmental agency succeeding to its functions.

         "Securities Act": the Securities Act of 1933, as amended, and the rules and regulations of the SEC issued thereunder, as they may, from time to time, be in effect.

Capitalized terms used, but not otherwise defined, in this Agreement shall have the meanings given to them in the Merger Agreement.

         2. Shelf Registration. Parent agrees that it shall cause to be filed a registration statement (a "Shelf Registration") on Form S-3 or other applicable form under the Securities Act for an offering to be made on a delayed or continuous basis pursuant to Rule 415 thereunder or any similar rule that may be adopted by the SEC and permitting sales in ordinary course brokerage or dealer transactions not involving any underwritten public offering covering all of the Registerable Shares. Parent shall use commercially reasonable efforts (a) to cause the Shelf Registration to be declared effective by the SEC and (b) subject to Section 3 hereof, to keep the Shelf Registration continuously effective until the earlier to occur of (i) the first anniversary of the Closing of the Merger and (ii) the first date on which no Registerable Shares originally covered by the Shelf Registration shall constitute Registerable Shares (such period during which the Shelf Registration is effective is referred to herein as the "Registration Period").

         3. Registration Procedures. After Parent commences the registration of the Registerable Shares pursuant to the Shelf Registration, Parent shall:

            (a) furnish to a Holder such number of copies of the Shelf Registration, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the Shelf Registration (including any preliminary prospectus) and such other documents as a Holder may reasonably request in order to facilitate the disposition of the Registerable Shares owned by the Holders;

            (b) use commercially reasonable efforts to register or qualify such Registerable Shares under such other securities or "blue sky" laws of such jurisdictions as a Holder reasonably requests in writing and to do any and all other acts and things that may be reasonably necessary or advisable to register or qualify for sale in such jurisdictions the Registerable Shares owned by the Holders; provided, however, that Parent shall not be required to qualify to do business in any jurisdiction where it is not then so qualified; and

            (c) use commercially reasonable efforts to cause all Registerable Shares covered by the Shelf Registration to be listed on each securities exchange or market, if any, on which similar securities issued by Parent are then listed, provided, that the applicable listing requirements are satisfied.
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         Each Holder understands and agrees (1) that any registration of the
Parent Shares may be delayed, if in the reasonable judgment of Parent, such delay is desirable to permit the consummation by Parent of a financing including a public offering by it and (2) that each Principal will sign any lock-up agreement with respect to all its shares of Parent Common Stock which an underwriter for a public offering of Parent may require (provided that such lock-up shall be the same as that required to be signed by senior management of Parent).

         4. Stop Order; Supplement to the Prospectus; Parent's Insider Trading Policies.

            (a) Parent will notify the Holders promptly of (i) the issuance of any stop order suspending the effectiveness of the Shelf Registration or the institution or threatening of any proceeding for such purpose or (ii) the receipt by Parent of any notification with respect to the suspension of the qualification of the Registerable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Immediately upon receipt of any such notice, the Holders shall cease to offer and sell any Registerable Shares pursuant to the Shelf Registration in the jurisdiction to which such stop order or suspension relates. Parent shall use commercially reasonable efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if any such stop order is issued or any such qualification is suspended, to obtain as soon as possible the withdrawal or revocation thereof, and will notify the Holders at the earliest practicable date of the date on which the Holders may offer and sell Registerable Shares pursuant to the Shelf Registration.

            (b) Parent will notify the Holders promptly of the occurrence of any event or the existence of any state of facts that, in the judgment of Parent, should be set forth in the prospectus used in connection with the Shelf Registration (the "Prospectus"). Immediately upon receipt of such notice, the Holders shall cease to offer or sell any Registerable Shares pursuant to such Prospectus, cease to deliver or use such Prospectus and, if so requested by Parent, return to Parent, at its expense, all copies (other than permanent file copies) of such Prospectus. Parent will, as soon as the information becomes available in a form such that it may be included in an amendment or supplement to the Prospectus, use commercially reasonable efforts to amend or supplement such Prospectus in order to set forth or reflect such event or state of facts; it being understood that in the event that Parent determines in good faith that the disclosure of such information would be seriously detrimental to Parent or its shareholders, Parent shall be permitted to delay the filing of such an amendment or supplement to the Prospectus for a period of time to extend no longer than sixty (60) days. Parent will furnish copies of such amendment or supplement to the Prospectus to the Holders.

            (c) Each Holder agrees, if and for so long as the Holder is an employee of Parent or any of Parent's Subsidiaries, to comply with any Parent policy concerning the purchase and sale of securities of Parent.
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         5. Information Concerning the Sellers.

            (a) The obligations of Parent to take actions contemplated by Sections 2, 3 and 4 hereof with respect to an offering of Registerable Shares shall be subject to the condition that each Holder shall (i) conform to all applicable requirements of the Securities Act and the Exchange Act with respect to the offering and sale of securities and (ii) advise each underwriter, broker or dealer through which any of such Registerable Shares are offered that such Registerable Shares are part of a distribution that is subject to the prospectus delivery requirements of the Securities Act, and such Holder shall furnish to Parent in writing such information and furnish such documents as may be reasonably required by Parent in the preparation of (A) the Prospectus (or any amendment or supplement thereto) with respect to such offering and (B) any qualification of such Registerable Shares under state securities or "blue sky" laws pursuant to Section 3(b) hereof, and shall promptly notify Parent of the occurrence, from the date on which such information or documents are furnished to the date of the closing for the sale of such Registerable Shares, of any event relating to such Holder that is required under the Securities Act to be set forth in the Prospectus (or any amendment or supplement thereto).

            (b) At the end of the Registration Period the Holders shall discontinue sales of Registerable Shares pursuant to the Shelf Registration after Parent has given notice to the Holders of its intention to remove from registration the securities covered by the Registration Statement which remain unsold, and the Holders shall notify Parent immediately upon receipt of such notice from Parent of the number of shares of the Holders that are registered but remain unsold.

         6. Expenses of Registration. Parent shall pay all reasonable expenses incident to its performance of or compliance with this Agreement and registration of Registerable Shares in connection herewith, including (a) all SEC, stock exchange or market and National Association of Securities Dealers, Inc. registration and filing fees, (b) all fees and expenses incurred in complying with securities or "blue sky" laws, (c) all printing, messenger and delivery expenses, and (d) all fees and disbursements of Parent's independent public accountants and counsel, (all of such expenses herein referred to as "Registration Expenses"). The Registration Expenses shall not include any sales or underwriting discounts, commissions or fees, (including expenses of counsel) attributable to the sale of the Registerable Shares, which shall be borne by the Holders.

         7. Disclosure. With a view to making available registration on Form S-3 and the benefits of Rule 144 under the Securities Act, Parent agrees to:

            (a) Make and keep current public information available within the meaning of Rule 144(c).
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            (b) File with the SEC in a timely manner all reports and other documents and information required of Parent under the Exchange Act.

            (c) Furnish to a Holder forthwith upon request a written statement as to Parent's compliance with the reporting requirements of Rule 144 and the Exchange Act, a copy of Parent's most recent annual and quarterly reports, and such other reports, documents and other information in the possession of or reasonably obtainable by Parent as the Holder may reasonably request in availing itself of Rule 144.

         8. Indemnification and Contribution.

            (a) Parent agrees to indemnify, to the extent permitted by law and subject to the terms of this Agreement, each Holder and each person, if any, who controls such Holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Shelf Registration (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein in the light of the circumstances under which they were made not misleading; provided, however, that Parent shall not be liable to any Holder and each person, if any, who controls such Holder (within the meaning of the Securities Act) to the extent that any such loss, claim, damage, liability or expense arises out of, or is based upon any untrue or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder or person furnished in writing to Parent by any such Holder or person expressly for use in the preparation of the Shelf Registration (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

            (b) In connection with the Shelf Registration, each Holder agrees to indemnify, to the extent permitted by law and subject to the terms of this Agreement, Parent, its directors, officers, employees and agents and each person who controls Parent (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Shelf Registration (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein in the light of the circumstances under which they were made not misleading, to the extent that such untrue statement or omission was made in reliance upon and in conformity with information furnished in writing to Parent by such Holder expressly for use in the preparation of the Shelf Registration (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).
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            (c) Each party entitled to indemnification under this Section 8 shall give notice to the party required to provide indemnification promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be approved by the indemnified party (whose approval shall not be unreasonably withheld or delayed); and provided, further, that the delay or failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8, except to the extent that the indemnifying party shall have been materially adversely affected by such delay or failure. The indemnified party may participate in such defense at such party's expense; provided, however, that the indemnifying party shall pay such expense if the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such claim or litigation resulting therefrom. No indemnified party shall consent to entry of any judgment or settle any claim or litigation without the prior written consent of the indemnifying party.

            (d) If the indemnification provided for in this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein as a result of a judicial determination that such indemnification may not be enforced in such case notwithstanding this Agreement, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expense, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         9. Amendments and Supplements. This Agreement may not be amended, modified or supplemented by the parties hereto in any manner, except by an instrument in writing signed by Parent and the Principals' Agent.

         10. No Waiver. The terms and conditions of this Agreement may be waived only by a written instrument signed by (a) the Principals' Agent in the case where a Principal or the Principals' Agent is waiving compliance and (b) by Parent in the case where Parent is waiving
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compliance. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

         11. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

         12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered by hand, sent by facsimile transmission with confirmation of receipt, sent via a reputable overnight courier service with confirmation of receipt requested, or mailed by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of receipt as confirmed:

         To Parent:

                  Cytation.com Incorporated
                  809 Aquidneck Avenue
                  Middletown, Rhode Island 02842
                  Attn:  General Counsel
                  Fax:  (401) 845-8816

         With a copy to:

                  Dave Broadwin, Esq.
                  Foley, Hoag & Eliot LLP
                  One Post Office Square
                  Boston, Massachusetts 02109
                  Facsimile: (617) 832-7000
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         To any Holder or the Principals' Agent:

                  Gerald A. Paxton
                  CollegeLink.com Incorporated
                  c/o Cytation.com Incorporated
                  809 Aquidneck Avenue
                  Middletown, Rhode Island 02842
                  Fax:  (401) 845-8816

         With a copy to:

                  Gordon A. Carpenter, Esq.
                  91 Friendship Street
                  Providence, Rhode Island 02903-3837
                  Fax: (401) 453-4118

         13. Construction of Agreement. A reference to a Section shall mean a
Section in this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

         14. Entire Agreement, Assignability, etc.. This Agreement and the Merger Agreement and the documents and other agreements among the parties hereto and thereto as contemplated by or referred to herein or therein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, except as otherwise expressly provided herein, and shall not be assignable by operation of law or otherwise.

         15. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

         16. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same Agreement.

                  [Remainder of page intentionally left blank.]
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         IN WITNESS WHEREOF, the parties have caused this Registration Agreement to be executed as an agreement under seal as of the date first written above.

                                           CYTATION.COM INCORPORATED


                                           By: /s/ Kevin J. High
                                               ----------------------------
                                               Kevin J. High
                                               President

                                           ECI, INC.



                                           By: /s/ Gerald A. Paxton
                                               ----------------------------
                                               Gerald A. Paxton
                                               Chief Executive Officer


                                           /s/ Gerald A. Paxton
                                           ---------------------------------
                                           Gerald A. Paxton


                                           /s/ Thomas J. Burgess
                                           ---------------------------------
                                           Thomas J. Burgess


                                           /s/ Gerald A. Paxton
                                           ---------------------------------
                                           Gerald A. Paxton, as the
                                             Principals' Agent